                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No. __)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))

[ ]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Section 240.14a-12

                         RiverSource Global Series, Inc.
                       RiverSource Large Cap Series, Inc.
                         RiverSource Sector Series, Inc.
                        RiverSource Strategy Series, Inc.
                     Seligman Asset Allocation Series, Inc.
                        Seligman Common Stock Fund, Inc.
                      Seligman Core Fixed Income Fund, Inc.
                        Seligman Global Fund Series, Inc.
                        Seligman High Income Fund Series
                      Seligman Income and Growth Fund, Inc.
                      Seligman Municipal Fund Series, Inc.
                         Seligman Municipal Series Trust
                    Seligman New Jersey Municipal Fund, Inc.
                   Seligman Pennsylvania Municipal Fund Series
                            Seligman Portfolios, Inc.
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

     1)   Title of each class of securities to which transaction applies:


          ----------------------------------------------------------------------

     2)   Aggregate number of securities to which transaction applies:


          ----------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


          ----------------------------------------------------------------------

     4)   Proposed maximum aggregate value of transaction:


          ----------------------------------------------------------------------

     5)   Total fee paid:


          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:


          ----------------------------------------------------------------------

     2)   Form, Schedule or Registration Statement No.:


          ----------------------------------------------------------------------

     3)   Filing Party:


          ----------------------------------------------------------------------

     4)   Date Filed:


          ----------------------------------------------------------------------

                       (COMPUTERSHARE FUND SERVICES LOGO)

            RIVERSOURCE/WO#19830: TOUCH-TONE TELEPHONE VOTING SCRIPT
                              "RIVERSOURCE FUNDS."
      CARD TYPE: SMART CARD (MULTIPLE FUNDS PER CAMPAIGN) / REGULAR VOTING
                          EXPECTED MAIL DATE: 4/20/2009
                           MEETING DATE: JUNE 2, 2009
                   TEST CONTROL NUMBER (s): XXX XXXXX XXX XXX
                        TEST SECURITY CODE (s): XXXX XXXX

WHEN CONNECTED TO THE TOLL-FREE NUMBER 1-866-241-6192, THE SHAREHOLDER WILL
HEAR:

"Welcome! Please enter the number located in the shaded box on your voting instruction card."

WHEN THE SHAREHOLDER ENTERS THE NUMBER, HE/SHE WILL HEAR:

To proceed, please enter the 8 digit code located in the non-shaded box on your voting instruction card

WHEN THE SHAREHOLDER ENTERS THE CODE, HE/SHE WILL HEAR:

"THIS IS THE AUTOMATED TELEPHONE VOTING SITE FOR THE JOINT SPECIAL MEETING OF SHAREHOLDERS OF THE [SELIGMAN FUNDS] [RIVERSOURCE FUNDS] [RIVERSOURCE REAL ESTATE FUND]

"TO VOTE AS THE BOARD RECOMMENDS ON ALL PROPOSALS, PRESS 1 NOW."

"TO VOTE ON EACH PROPOSAL SEPARATELY, PRESS 0 NOW."

OPTION 1: IF VOTING AS THE BOARD RECOMMENDS:

"To hear how you have voted, press 1."   "To cancel your vote, press 2."   "To save how you have voted, press 3."

IF THE SHAREHOLDER PRESSES 1 TO HEAR THE VOTES:

"Your vote will be saved automatically should you decide to hang up during vote playback."

"Your vote has been cast as follows, "YOU HAVE VOTED AS THE BOARD RECOMMENDED."

"To hear how you have voted, press 1."   "To cancel your vote, press 2."         "To save how you have voted, press 3."

IF THE SHAREHOLDER PRESSES 2 TO CANCEL THE VOTES:

"Your vote has been canceled."           "To enter another vote, press 1 now."   "To end this call, press 0 now."

IF THE SHAREHOLDER PRESSES 3 TO SAVE THE VOTES:

"Your vote has been saved."              "To enter another vote, press 1 now."   "To end this call press 0 now."

IF THE SHAREHOLDER ELECTS TO VOTE ANOTHER PROXY, HE/SHE IS RETURNED TO THE ABOVE SPEECH

"PLEASE ENTER THE NUMBER".

IF THE SHAREHOLDER ELECTS TO END THE CALL, HE/SHE WILL HEAR:

"Thank you for voting."

OPTION 2: IF THE SHAREHOLDER OPTS TO VOTE ON EACH PROPOSAL SEPARATELY:

*    IF A SHAREHOLDER OWNS MULTIPLE HOLDINGS, HE/SHE WILL HEAR:*

["PROPOSAL X:]   To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."
["Proposal X:]   To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."
["Proposal X:]   To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."
["Proposal X:]   To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."

WHEN THE SHAREHOLDER HAS COMPLETED VOTING ON ALL PROPOSALS, HE/SHE WILL HEAR:

"To hear how you have voted, press 1."   "To cancel your vote, press 2."   "To save how you have voted, press 3."

IF THE SHAREHOLDER PRESSES 1, HE/SHE WILL HEAR:

"Your vote will be saved automatically should you decide to hang up during vote playback."

"Your vote has been cast as follows (vote for each proposal and holding are given)."

"To hear how you have voted, press 1."   "To cancel your vote, press 2."   "To save how you have voted, press 3."

IF THE SHAREHOLDER PRESSES 2, TO CANCEL THE VOTES, HE/SHE WILL HEAR:

"Your vote has been canceled."           "To enter another vote, press 1 now."   "To end this call, press 0 now."

IF THE SHAREHOLDER PRESSES 3, TO SAVE THE VOTES, HE/SHE WILL HEAR:

"Your vote has been saved."              "To enter another vote, press 1 now."   "To end this call press 0 now."

IF THE SHAREHOLDER ELECTS TO VOTE ANOTHER PROXY, HE/SHE IS RETURNED TO THE ABOVE SPEECH

"PLEASE ENTER THE NUMBER".

IF THE SHAREHOLDER ELECTS TO END THE CALL, HE/SHE WILL HEAR:

"Thank you for voting."

CALL IS TERMINATED.

Enter your 14 digit control number from the shaded box on your notice or card:

Enter your 8 digit security code from the unshaded box on your notice or card:

                                                                           Login

      Proxy/Voting Instruction Card                        Notice

   123 1234 1234 123      1234 1234        PLEASE USE THE 14 DIGIT CONTROL
                                           NUMBER & 8 DIGIT SECURITY CODE LISTED
        (Arrow)           (Arrow)          IN THE BOXES BELOW WHEN REQUESTING
                                           MATERIAL VIA TELEPHONE & INTERNET.
    Control Number     Security Code       WHEN YOU ARE READY TO VOTE, YOU CAN
                                           USE THE SAME CONTROL NUMBER &
Note: Please sign exactly as your name(s) SECURITY CODE TO RECORD YOUR VOTE. appear on this card. Joint owners should
each sign individually. Corporate           123 4567 6901 234      1234 5678
proxies should be signed in full
corporate name by an authorized                    (Arrow)           (Arrow)
officer. Fiduciaries should give full
titles.                                       Control Number     Security Code


-----------------------------------------
Signature


-----------------------------------------
Signature of joint owner, if any


-----------------------------------------
Date

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on the Help link at the bottom for more information and navigation tips. If you
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

Computershare Proxy Direct - Place Your Vote                         Page 1 of 1


                                    Mark All (Arrow)      Board Recommended

Proposals                           Mark All (Arrow) For     Against     Abstain

1    To approve an Agreement and Plan of
     Reorganization between RiverSource Global
     Technology Fund and Seligman Global
     Technology Fund.                                   FUND SPECIFIC VOTE

        RiverSource Global Technology Fund       [ ] For [ ] Against [ ] Abstain

2    To approve an Agreement and Plan of
     Reorganization between RiverSource Growth
     Fund and Seligman Growth Fund, Inc.                FUND SPECIFIC VOTE

        RiverSource Growth Fund                  [ ] For [ ] Against [ ] Abstain

3    To approve an Agreement and Plan of
     Reorganization between RiverSource Large
     Cap Value Fund and RiverSource Equity Value
     Fund.                                              FUND SPECIFIC VOTE

        RiverSource Large Cap Value Fund         [ ] For [ ] Against [ ] Abstain

4    To approve an Agreement and Plan of
     Reorganization between RiverSource Small
     Cap Advantage Fund and Seligman Smaller-Cap
     Value Fund.                                        FUND SPECIFIC VOTE

        RiverSource Small Cap Advantage Fund     [ ] For [ ] Against [ ] Abstain

If you have questions regarding the voting
process, please call (866)438-8932.             Cancel Vote & Exit   Submit Vote

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Computershare Proxy Direct - Place Your Vote                         Page 1 of 1


                                    Mark All (Arrow)      Board Recommended

Proposals                           Mark All (Arrow) For     Against     Abstain

1A   To approve an Agreement and Plan of
     Reorganization between RiverSource Large
     Cap Equity Fund and RiverSource Disciplined
     Equity Fund.                                       FUND SPECIFIC VOTE

        RiverSource Large Cap Equity Fund        [ ] For [ ] Against [ ] Abstain

1B   To approve an Agreement and Plan of
     Reorganization between Seligman Common
     Stock Fund, Inc. and RiverSource
     Disciplined Equity Fund.                           FUND SPECIFIC VOTE

        Seligman Common Stock Fund, Inc.         [ ] For [ ] Against [ ] Abstain

If you have questions regarding the voting
process, please call (866)438-8932.             Cancel Vote & Exit   Submit Vote

(C) 2009 - Computershare. All Rights Reserved.

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

Computershare Proxy Direct - Place Your Vote                         Page 1 of 2


                                    Mark All (Arrow)      Board Recommended

Proposals                           Mark All (Arrow) For     Against     Abstain

1    To approve an Agreement and Plan of
     Reorganization between Seligman Colorado
     Municipal Class and Seligman National
     Municipal Class.                                   FUND SPECIFIC VOTE

        Seligman Colorado Municipal Class        [ ] For [ ] Against [ ] Abstain

2    To approve an Agreement and Plan of
     Reorganization between Seligman Florida
     Municipal Series and Seligman National
     Municipal Class.                                   FUND SPECIFIC VOTE

        Seligman Florida Municipal Series        [ ] For [ ] Against [ ] Abstain

3    To approve an Agreement and Plan of
     Reorganization between Seligman Georgia
     Municipal Class and Seligman National
     Municipal Class.                                   FUND SPECIFIC VOTE

        Seligman Georgia Municipal Class         [ ] For [ ] Against [ ] Abstain

4    To approve an Agreement and Plan of
     Reorganization between Seligman Louisiana
     Municipal Class and Seligman National
     Municipal Class.                                   FUND SPECIFIC VOTE

        Seligman Louisiana Municipal Class       [ ] For [ ] Against [ ] Abstain

5    To approve an Agreement and Plan of
     Reorganization between Seligman Maryland
     Municipal Class and Seligman National
     Municipal Class.                                   FUND SPECIFIC VOTE

        Seligman Maryland Municipal Class        [ ] For [ ] Against [ ] Abstain

6    To approve an Agreement and Plan of
     Reorganization between Seligman
     Massachusetts Municipal Class and Seligman
     National Municipal Class.                          FUND SPECIFIC VOTE

        Seligman Massachusetts Municipal Class   [ ] For [ ] Against [ ] Abstain

7    To approve an Agreement and Plan of
     Reorganization between Seligman Michigan
     Municipal Class and Seligman National
     Municipal Class.                                   FUND SPECIFIC VOTE

        Seligman Michigan Municipal Class        [ ] For [ ] Against [ ] Abstain

8    To approve an Agreement and Plan of
     Reorganization between Seligman Missouri
     Municipal Class and Seligman National
     Municipal Class.                                   FUND SPECIFIC VOTE

        Seligman Missouri Municipal Class        [ ] For [ ] Against [ ] Abstain

Computershare Proxy Direct - Place Your Vote                         Page 2 of 2


9    To approve an Agreement and Plan of
     Reorganization between Seligman New Jersey
     Municipal Fund, Inc. and Seligman National
     Municipal Class.                                   FUND SPECIFIC VOTE

        Seligman New Jersey Municipal Fund, Inc. [ ] For [ ] Against [ ] Abstain

10   To approve an Agreement and Plan of
     Reorganization between Seligman North
     Carolina Municipal Series and Seligman
     National Municipal Class.                          FUND SPECIFIC VOTE

        Seligman North Carolina Municipal Series [ ] For [ ] Against [ ] Abstain

11   To approve an Agreement and Plan of
     Reorganization between Seligman Ohio
     Municipal Class and Seligman National
     Municipal Class.                                   FUND SPECIFIC VOTE

        Seligman Ohio Municipal Class            [ ] For [ ] Against [ ] Abstain

12   To approve an Agreement and Plan of
     Reorganization between Seligman Oregon
     Municipal Class and Seligman National
     Municipal Class.                                   FUND SPECIFIC VOTE

        Seligman Oregon Municipal Class          [ ] For [ ] Against [ ] Abstain

13   To approve an Agreement and Plan of
     Reorganization between Seligman
     Pennsylvania Municipal Fund Series and
     Seligman National Municipal Class.                 FUND SPECIFIC VOTE

        Seligman Pennsylvania Municipal Fund     [ ] For [ ] Against [ ] Abstain
        Series

14   To approve an Agreement and Plan of
     Reorganization between Seligman South
     Carolina Municipal Class and Seligman
     National Municipal Class.                          FUND SPECIFIC VOTE

        Seligman South Carolina Municipal Class  [ ] For [ ] Against [ ] Abstain

If you have questions regarding the voting
process, please call (866)438-8932.             Cancel Vote & Exit   Submit Vote

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Computershare Proxy Direct - Place Your Vote                         Page 1 of 1


                                    Mark All (Arrow)      Board Recommended

Proposals                           Mark All (Arrow) For     Against     Abstain

1A   To approve an Agreement and Plan of
     Reorganization between Seligman Asset
     Allocation Aggressive Growth Fund and
     RiverSource Portfolio Builder Total Equity
     Fund.                                              FUND SPECIFIC VOTE

        Seligman Asset Allocation Aggressive     [ ] For [ ] Against [ ] Abstain
        Growth Fund

1B   To approve an Agreement and Plan of
     Reorganization between Seligman Asset
     Allocation Growth Fund and RiverSource
     Portfolio Builder Total Equity Fund.               FUND SPECIFIC VOTE

        Seligman Asset Allocation Growth Fund    [ ] For [ ] Against [ ] Abstain

2    To approve an Agreement and Plan of
     Reorganization between Seligman Asset
     Allocation Moderate Growth Fund and
     RiverSource Portfolio Builder Aggressive
     Fund.                                              FUND SPECIFIC VOTE

        Seligman Asset Allocation Moderate       [ ] For [ ] Against [ ] Abstain
        Growth Fund

3    To approve an Agreement and Plan of
     Reorganization between Seligman Asset
     Allocation Balanced Fund and RiverSource
     Portfolio Builder Moderate Aggressive Fund.        FUND SPECIFIC VOTE

        Seligman Asset Allocation Balanced Fund  [ ] For [ ] Against [ ] Abstain

If you have questions regarding the voting
process, please call (866)438-8932.             Cancel Vote & Exit   Submit Vote

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

Computershare Proxy Direct - Place Your Vote                         Page 1 of 2


                                    Mark All (Arrow)      Board Recommended

Proposals                           Mark All (Arrow) For     Against     Abstain

1    To approve an Agreement and Plan of
     Reorganization between Seligman Core Fixed
     Income Fund, Inc. and RiverSource
     Diversified Bond Fund.                             FUND SPECIFIC VOTE

        Seligman Core Fixed Income Fund, Inc.    [ ] For [ ] Against [ ] Abstain

2    To approve an Agreement and Plan of
     Reorganization between Seligman Emerging
     Markets Fund and Threadneedle Emerging
     Markets Fund.                                      FUND SPECIFIC VOTE

        Seligman Emerging Markets Fund           [ ] For [ ] Against [ ] Abstain

3    To approve an Agreement and Plan of
     Reorganization between Seligman Global
     Growth Fund and Threadneedle Global Equity
     Fund.                                              FUND SPECIFIC VOTE

        Seligman Global Growth Fund              [ ] For [ ] Against [ ] Abstain

4    To approve an Agreement and Plan of
     Reorganization between Seligman High-Yield
     Fund and RiverSource High Yield Bond Fund.         FUND SPECIFIC VOTE

        Seligman High-Yield Fund                 [ ] For [ ] Against [ ] Abstain

5    To approve an Agreement and Plan of
     Reorganization between Seligman Income and
     Growth Fund, Inc. and RiverSource Balanced
     Fund.                                              FUND SPECIFIC VOTE

        Seligman Income and Growth Fund, Inc.    [ ] For [ ] Against [ ] Abstain

6    To approve an Agreement and Plan of
     Reorganization between Seligman
     International Growth Fund and RiverSource
     Partners International Select Growth Fund.         FUND SPECIFIC VOTE

        Seligman International Growth Fund       [ ] For [ ] Against [ ] Abstain

7    To approve an Agreement and Plan of
     Reorganization between Seligman U.S.
     Government Securities Fund and RiverSource
     Short Duration U.S. Government Fund.               FUND SPECIFIC VOTE

        Seligman U.S. Government Securities Fund [ ] For [ ] Against [ ] Abstain

8    To approve a policy authorizing RiverSource
     Investments, LLC, with the approval of the
     Board of Directors, to enter into and
     materially amend a subadvisory agreement,
     without obtaining shareholder approval.            FUND SPECIFIC VOTE

        Seligman Emerging Markets Fund           [ ] For [ ] Against [ ] Abstain

Computershare Proxy Direct - Place Your Vote                         Page 2 of 2


9    To approve a policy authorizing RiverSource
     Investments, LLC, with the approval of the
     Board of Directors, to enter into and
     materially amend a subadvisory agreement,
     without obtaining shareholder approval.            FUND SPECIFIC VOTE

        Seligman Global Growth Fund              [ ] For [ ] Against [ ] Abstain

10   To approve a policy authorizing RiverSource
     Investments, LLC, with the approval of the
     Board of Directors, to enter into and
     materially amend a subadvisory agreement,
     without obtaining shareholder approval.            FUND SPECIFIC VOTE

        Seligman International Growth Fund       [ ] For [ ] Against [ ] Abstain

If you have questions regarding the voting
process, please call (866)438-8932.             Cancel Vote & Exit   Submit Vote

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

Computershare Proxy Direct - Place Your Vote                         Page 1 of 1


FUNDS
Seligman Global Smaller Companies Fund
Seligman International Growth Portfolio

                                    Mark All (Arrow)      Board Recommended

Proposals                           Mark All (Arrow) For     Against     Abstain

1    To approve a policy authorizing RiverSource
     Investments, LLC, with the approval of the
     Board of Directors, to enter into and
     materially amend a subadvisory agreement,
     without obtaining shareholder approval.     [ ] For [ ] Against [ ] Abstain

If you have questions regarding the voting
process, please call (866)438-8932.             Cancel Vote & Exit   Submit Vote

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

Computershare Proxy Direct - Place Your Vote                         Page 1 of 1


FUNDS
RiverSource Real Estate Fund

                                    Mark All (Arrow)      Board Recommended

Proposals                           Mark All (Arrow) For     Against     Abstain

1    To approve a change in the classification
     of RiverSource Real Estate Fund from a
     "diversified" fund to a "non-diversified"
     fund.                                       [ ] For [ ] Against [ ] Abstain

If you have questions regarding the voting
process, please call (866)438-8932.             Cancel Vote & Exit   Submit Vote

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

                    MUTUAL FUNDS REGULAR OUTBOUND CALL FLOW

--------------------------------------------------------------------------------
"Hello, I'm trying to reach (s/h name). Is he/she available? MY NAME IS ____ AND
  I'M CALLING ON A RECORDED LINE REGARDING YOUR INVESTMENT IN THE (FUND NAME). We sent you a proxy card to register your vote for the shareholder meeting and haven't received it back, so we're calling to ask if you "would have any objections to voting along with the recommendations of your Board?"
--------------------------------------------------------------------------------
----                                                -----
 NO                                                  YES
----                                                -----
 |                                                     |
 |                                                    \|/
 |                        ------------------------------------------------------
 |                                      (  Use Appropriate Rebuttal  )
 |
 |                        WOULD YOU HAVE ANY OBJECTIONS TO VOTING ALONG WITH THE
 |                                    RECOMMENDATIONS OF YOUR BOARD?
 |                        ------------------------------------------------------
 |
 |                               ------------------      ----------------
 |                -------------- SHAREHOLDER AGREES         SHAREHOLDER
 |               |                     TO VOTE           DECLINES TO VOTE
 |               |               ------------------      ----------------
 |               |                                              |
 |               |                                              |
 |               |                                              |
 |               |                                              |
 |               |                                              |
 |               |                                              |
 |               |                                              |
 |               |                                              |
 |               |                                              |
 |               |                                              |
 |               |                                              |
 |               |                                              |
\|/             \|/                                             |
----------------------------                                    |
I AM RECORDING YOUR ( ) VOTE                                    |
AND WILL SEND YOU A PRINTED                                     |
 CONFIRMATION TO (ADDRESS).                                     |
 FOR CONFIRMATION PURPOSES,                                     |
 MAY I HAVE THE CITY, STATE                                     |
 AND ZIP CODE THAT WE'LL BE                                     |
 MAILING YOUR CONFIRMATION                                      |
            TO?                                                 |
----------------------------                                   \|/
             |                          ----------------------------------------
             |                          I would like to leave you with our toll
             |                          free number, do you have a pen and paper
             |                          handy? If you could take a brief moment,
             |                            to quickly vote your shares over the
            \|/                         phone, please call (Inbound Toll Free).
-------------------------------------     Your participation would be greatly
Thank you for your time and your vote    appreciated. Thank you for your time.
Mr./Mrs. ___________ have a good ___!           Have a good day/evening.
-------------------------------------   ----------------------------------------

  MUTUAL FUNDS REGULAR OUTBOUND CALL FLOW - ALTERNATE INTRODUCTION CALL FLOWS

"Hello, I'm trying to reach (s/h name). Is he/she available? MY NAME IS ____ AND
  I'M CALLING ON A RECORDED LINE REGARDING YOUR INVESTMENT IN THE (FUND NAME). We sent you a proxy card to register your vote for the shareholder meeting and haven't received it back, so we're calling to ask if you "would have any objections to voting along with the recommendations of your Board?"

ALTERNATE INTRODUCTION CALL FLOWS:

IF INVESTMENT IS IN A TRUST:

MY NAME IS ____ AND I'M CALLING ON A RECORDED LINE REGARDING THE INVESTMENT IN THE (FUND NAME) HELD IN ( TRUST NAME ) FOR WHICH YOU ARE LISTED AS TRUSTEE.

IF INVESTMENT IS IN A CUSTODIAL ACCT FOR A MINOR:

MY NAME IS ____ AND I'M CALLING ON A RECORDED LINE REGARDING THE INVESTMENT IN THE (FUND NAME) YOU CONTROL AS CUSTODIAN FOR ( NAME OF MINOR ).

IF INVESTMENT IS HELD BY AN ASSOCIATION OR CLUB:

MY NAME IS ____ AND I'M CALLING ON A RECORDED LINE REGARDING THE INVESTMENT IN THE (FUND NAME) HELD IN ( ASSOCIATION / CLUB NAME ) FOR WHICH YOU ARE LISTED AS CONTACT.

IF INVESTMENT IS IN A COMPANY NAME: .

MY NAME IS ____ AND I'M CALLING ON A RECORDED LINE REGARDING THE INVESTMENT IN THE (FUND NAME) HELD BY ( COMPANY'S NAME ) FOR WHICH YOU ARE LISTED AS CONTACT.

IF INVESTMENT IS IN 401 K / PENSION PLAN HELD BY COMPANY NAME:

MY NAME IS ____ AND I'M CALLING ON A RECORDED LINE REGARDING THE INVESTMENT IN THE (FUND NAME) HELD THE ( COMPANY'S NAME ) ( 401 K / PENSION PLAN ) FOR WHICH YOU ARE LISTED AS CONTACT PERSON.

RIVERSOURCE BRIEFLY                           INBOUND TOLL FREE #:1-866-438-8932

                                RIVERSOURCE FUNDS
                  (SEE APPENDIX A FOR A LIST OF FUNDS INVOLVED)

MEETING DATE & TIME:   Tuesday, June 2, 2009 @ 10:00 a.m., (Central Daylight Time)
MEETING PLACE:         The Marquette Hotel,
                       Minnesota River Room on the Third Floor
                       710 Marquette Avenue,
                       Minneapolis, Minnesota
RECORD DATE:           April 3, 2009
MAIL DATE:             On or about April 20, 2009

LED DISPLAY: "RiverSource" / PROXY01 DATABASE NAME: "RiverSource Funds 02.06.09"

PLEASE NOTE: Our name and toll-free number ARE printed in the the proxy statement. We are referred to as "Computershare Fund Services".

THE SPECIAL MEETING IS BEING HELD FOR THE FOLLOWING PURPOSES:

1. THE REORGANIZATION PROPOSALS: To approve the Agreement and Plan of Reorganization (the "Agreement") by and among (the "Selling Fund"), (the "Buying Fund") and RiverSource Investments, LLC ("RiverSource Investments"). Under this Agreement, the Selling Fund will transfer all of its assets attributable to each class of its shares to the corresponding Buying Fund, as indicated below, in exchange for shares of the corresponding class of the Buying Fund and the assumption by the Buying Fund of all of the liabilities of the Selling Fund. The Buying Fund shares will be distributed proportionately to shareholders of the relevant class of the Selling Fund. (FOR ALL FUNDS EXCEPT THE SELIGMAN GLOBAL SMALLER COMPANIES FUND, THE SELIGMAN INTERNATIONAL GROWTH PORTFOLIO AND THE RIVERSOURCE REAL ESTATE FUND)

2. THE MANAGER-OF-MANAGERS PROPOSAL: To approve a policy authorizing RiverSource Investments, LLC, with the approval of the Board of Directors, to enter into and materially amend a subadvisory agreement, without obtaining shareholder approval. (FOR THE SELIGMAN EMERGING MARKETS FUND, SELIGMAN GLOBAL GROWTH FUND, SELIGMAN INTERNATIONAL GROWTH FUND, SELIGMAN GLOBAL SMALLER COMPANIES FUND AND SELIGMAN INTERNATIONAL GROWTH PORTFOLIO
     ONLY)

3. THE RECLASSIFICATION PROPOSAL: To approve the change in the classification of the Fund from a "diversified" fund to a "non-diversified" fund, as such terms are defined under the Investment Company Act of 1940, as amended. (FOR THE RIVERSOURCE REAL ESTATE FUND ONLY)

                                    BRIEFLY 1

                          RIVERSOURCE REAL ESTATE FUND

 At this special meeting shareholders are being asked to approve the change in the classification of the Fund from a "diversified" fund to a "non-diversified"
 fund. The Board recommends a vote in favor of the proposal. Would you have any objections to voting along with the recommendation of your Board?

                                    BRIEFLY 2

                     SELIGMAN GLOBAL SMALLER COMPANIES FUND

  At this special meeting shareholders are being asked to approve a Manager of Managers Proposal. The Board recommends a vote in favor of the proposal. Would you have any objections to voting along with the recommendation of your Board?

                                    BRIEFLY 3

                         SELIGMAN EMERGING MARKETS FUND

     SELIGMAN GLOBAL GROWTH FUND           SELIGMAN INTERNATIONAL GROWTH FUND

At this special meeting shareholders are being asked to approve an Agreement and Plan of Reorganization and to approve a Manager of Managers Proposal. The Board recommends a vote in favor of the proposals. Would you have any objections to voting along with the recommendations of your Board?

                                    BRIEFLY 4

        ALL OTHER FUNDS (EXCEPT SELIGMAN INTERNATIONAL GROWTH PORTFOLIO)

At this special meeting shareholders are being asked to approve an Agreement and Plan of Reorganization. The Board recommends a vote in favor of the proposal. Would you have any objections to voting along with the recommendation of your
                                     Board?

                                    BRIEFLY 5

            SELIGMAN INTERNATIONAL GROWTH PORTFOLIO (INFO AGENT ONLY)

  At this special meeting shareholders are being asked to approve a Manager of Managers Proposal. The Board recommends a vote in favor of the proposal.

                         ******************************

 OUR ROLE IS TO ACT AS INFORMATION AGENTS FOR THE SELIGMAN INTERNATIONAL GROWTH
  PORTFOLIO. OUR RESPONSIBILITIES ARE TO PROVIDE ASSISTANCE AND INFORMATION TO
                               SHAREHOLDERS AS TO:

     -    Date and time of the meeting

     -    Details of the proposals to be voted on at the meeting

     -    Information regarding the Board's recommendations

     - Provide details on how the Shareholders can vote their proxy (in person, by mail or following other methods provided on the proxy card)

                         ******************************

Q. WHY DID I RECEIVE THESE MATERIALS?

The insurance company that issued your variable life insurance policy or variable annuity contract is the legal owner of the Fund's shares and will vote those shares at the Meeting. HOWEVER, AS A CONTRACT HOLDER YOU ARE ENTITLED TO INSTRUCT THE INSURANCE COMPANY HOW TO VOTE.

THE REORGANIZATION PROPOSALS

See Appendix A for a chart which outlines each reorganization and the funds involved.

Q1. WHAT AM I BEING ASKED TO VOTE ON (AND HOW WOULD IT IMPACT MY INVESTMENT)?

Shareholders are being asked to vote on the reorganization of (selling fund) into (buying fund).

If the Reorganization of your Fund is approved by shareholders and the other closing conditions are met, your shares of your Fund will, in effect, be converted into shares of the Buying Fund with the same aggregate net asset value as your Selling Fund shares at the time of the Reorganization.

Q2. WHY IS THIS REORGANIZATION BEING PROPOSED?

RiverSource Investments, LLC, a wholly-owned subsidiary of Ameriprise Financial, Inc. and the investment manager of the Funds, recently purchased all of the outstanding capital stock of J. & W. Seligman & Co. Incorporated, the former investment manager of the Seligman Funds and became the investment manager of the Seligman Funds.

In connection with the purchase of Seligman, the RiverSource Family of Funds now includes funds branded "Seligman," in addition to funds branded "RiverSource" and "Threadneedle". RiverSource Investments has proposed that certain Seligman Funds and RiverSource Funds be reorganized into certain other Seligman Funds, RiverSource Funds or Threadneedle Funds.

Q3. WHAT ARE THE BENEFITS OF THE REORGANIZATION?

The Reorganization of each Selling Fund into the corresponding Buying Fund would result in a larger combined fund with the same or similar investment objectives, principal investment strategies and fundamental investment policies*, which will allow for more focused distribution, potentially increasing sales of and economies of scale in the combined fund.

* For the 14 Seligman State Municipal Funds reorganizing into the Seligman National Municipal Fund (Book 3), the buying fund does not seek income exempt from the income tax of any particular state.

Q4. WILL FUND FEES/EXPENSES BE IMPACTED AS A RESULT OF THE REORGANIZATION?

AGENT NOTE: Please refer shareholders to the section of their proxy statement entitled: Fees and Expenses.

BOOK 1   PAGES 7 - 18
BOOK 2   PAGES 5 - 9
BOOK 3   PAGES 8 - 13
BOOK 4   PAGES 7 - 14
BOOK 5   PAGES 10 - 25

Q5. WILL I BE CHARGED ANY SALES CHARGE IN CONNECTION WITH THE EXCHANGE OF
SHARES?

You will not pay any sales charge in connection with the distribution of Reorganization Shares.

Q6. WHAT ARE THE TAX CONSEQUENCES OF THE REORGANIZATION?

Each Reorganization is expected to be tax-free for federal income tax purposes.

AGENT NOTE: Please refer shareholders to consult their own tax advisors for any tax-related questions.

Q7. WHEN WOULD THE REORGANIZATION OCCUR?

The Reorganizations will take place as soon as possible following shareholder approval, and are expected to close BEFORE THE END OF THE THIRD QUARTER OF 2009.

     THE BOARD RECOMMENDS THAT YOU VOTE FOR THE REORGANIZATION OF YOUR FUND.

THE MANAGER-OF-MANAGERS PROPOSAL

This proposal applies only to the SELIGMAN EMERGING MARKETS FUND, SELIGMAN GLOBAL GROWTH FUND, SELIGMAN INTERNATIONAL GROWTH FUND, SELIGMAN GLOBAL SMALLER COMPANIES FUND and SELIGMAN INTERNATIONAL GROWTH PORTFOLIO.

Q1. WHAT AM I BEING ASKED TO VOTE ON?

Shareholders are being asked to consider a proposal to approve a policy authorizing RiverSource Investments, LLC, the Funds' investment manager, with the approval of the Board, to enter into and materially amend a subadvisory agreement, without obtaining shareholder approval.

Q2. WHY AM I BEING ASKED APPROVE THIS PROPOSAL?

RiverSource Investments, a wholly-owned subsidiary of Ameriprise Financial, Inc. and the investment manager of the Funds, recently purchased all of the outstanding capital stock of J. & W. Seligman & Co. Incorporated, the former investment manager of the Seligman Funds, and became the investment manager of the Seligman Funds.

Shareholders of the Funds are being asked to approve the Manager of Managers Proposal in order to conform the Funds' policies in this respect to the policies of the other funds in the RiverSource Family of Funds. THIS PROPOSAL WILL ALLOW THE INVESTMENT MANAGER, WITH THE OVERSIGHT AND APPROVAL OF THE BOARD, THE FLEXIBILITY TO APPOINT NEW SUBADVISERS AND/OR MATERIALLY MODIFY SUBADVISORY AGREEMENTS WITHOUT THE DELAY AND COST ASSOCIATED WITH HOLDING A SHAREHOLDER MEETING.

Q3. WHAT IS THE BENEFIT OF THIS PROPOSAL?

Federal securities laws generally require that shareholders approve agreements between a fund and its subadviser, as well as between a fund and its investment manager. Shareholder action also is required if the terms of existing agreements are changed materially or if there is a change in control of the subadviser or investment manager. In order to obtain shareholder approval, the fund must call and conduct shareholder meetings, prepare and distribute proxy materials and solicit votes from shareholders. The process is costly and time-consuming.

THE BOARD BELIEVES THAT GRANTING RIVERSOURCE INVESTMENTS, SUBJECT TO THE REVIEW AND APPROVAL OF THE BOARD, FLEXIBILITY TO SELECT, TO SUPERVISE AND TO EVALUATE SUBADVISERS, WITHOUT INCURRING THE OTHERWISE NECESSARY DELAY AND EXPENSE OF OBTAINING SHAREHOLDER APPROVAL, IS IN THE BEST INTEREST OF THE SHAREHOLDERS BECAUSE IT WILL ALLOW EACH FUND TO OPERATE MORE EFFICIENTLY.

Q4. WHEN WOULD THIS POLICY GO INTO EFFECT?

If shareholders approve the Manager of Managers Proposal, it will take effect shortly after the Meeting.

Q5. WHAT WOULD HAPPEN IF THIS PROPOSAL IS NOT APPROVED?

If the Manager of Managers Proposal is not approved, the Funds will continue to require shareholder approval of changes in subadvisory relationships (other than the termination of an existing subadviser).

 THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE THE MANAGER OF MANAGERS PROPOSAL.

THE RECLASSIFICATION PROPOSAL

This proposal applies only to the RIVERSOURCE REAL ESTATE FUND.

Q1. WHAT AM I BEING ASKED TO VOTE ON?

Shareholders are being asked to approve a change in the classification of the Fund from a "diversified" fund to a "non-diversified" fund, as defined under the 1940 Act.

Q2. HOW IS MY FUND CURRENTLY CLASSIFIED?

The Fund is currently classified as a diversified fund under the 1940 Act. This means that the Fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any one issuer or purchase more than 10% of the outstanding voting securities of any one issuer. With respect to the remaining 25% of the Fund's total assets, there is no limitation on the amount of assets the Fund may invest in any one issuer.

Q3. WHY DOES THE FUND WISH TO CHANGE IT'S CLASSIFICATION FROM "DIVERSIFIED" TO "NON-DIVERSIFIED"?

The Fund's investment manager is seeking the flexibility to invest more of the Fund's assets in a smaller number of issuers because due to current market conditions, a number of companies operating in the real estate industry, including equity securities of real estate investment trusts (REITs), which the Fund generally invests in, have dramatically declined in their stock prices, have been bought out or have gone into bankruptcy.

Also the top 5 stocks in the Dow Jones Wilshire Real Estate Securities Index, the Fund's primary benchmark, constitute 30% of the Index and the top 10 stocks in the Index constitute 45% of the Index. Under these circumstances the investment manager has fewer companies to invest in to achieve Fund's investment objective and to comply with its investment policies.

Q4. WHAT ARE THE BENEFITS OF THIS CHANGE?

The Fund's investment manager believes the increased flexibility resulting from the Reclassification will allow the Fund to better pursue its investment objective of providing shareholders with total return from both current income and capital appreciation.

Q5. WHAT WOULD HAPPEN IF THIS PROPOSAL IS NOT APPROVED?

If the proposed change is not approved, the Fund will continue to operate as a diversified fund.

Q6. IF THIS PROPOSAL IS APPROVED, WOULD THERE BE ANY TAX CONSEQUENCES TO ME?

There will be no adverse tax consequences as a result of the change in classification.

   THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE RECLASSIFICATION OF THE FUND.

                           APPENDIX A - LIST OF FUNDS

BOOK         FUNDS INVOLVED IN SHAREHOLDER MEETING               BUYING FUND (FOR REORGANIZATION PROPOSAL)
----   ------------------------------------------------   ------------------------------------------------------
  1    RIVERSOURCE GLOBAL TECHNOLOGY FUND                 SELIGMAN GLOBAL TECHNOLOGY FUND
       RIVERSOURCE GROWTH FUND                            SELIGMAN GROWTH FUND, INC.
       RIVERSOURCE LARGE CAP VALUE FUND                   RIVERSOURCE EQUITY VALUE FUND
       RIVERSOURCE SMALL CAP ADVANTAGE FUND               SELIGMAN SMALLER-CAP VALUE FUND
  2    RIVERSOURCE LARGE CAP EQUITY FUND                  RIVERSOURCE DISCIPLINED EQUITY FUND
       SELIGMAN COMMON STOCK FUND, INC.
  3    SELIGMAN COLORADO MUNICIPAL CLASS                  SELIGMAN NATIONAL MUNICIPAL CLASS
       SELIGMAN FLORIDA MUNICIPAL SERIES
       SELIGMAN GEORGIA MUNICIPAL CLASS
       SELIGMAN LOUISIANA MUNICIPAL CLASS
       SELIGMAN MARYLAND MUNICIPAL CLASS
       SELIGMAN MASSACHUSETTS MUNICIPAL CLASS
       SELIGMAN MICHIGAN MUNICIPAL CLASS
       SELIGMAN MISSOURI MUNICIPAL CLASS

       SELIGMAN NEW JERSEY MUNICIPAL FUND, INC.
       SELIGMAN NORTH CAROLINA MUNICIPAL SERIES
       SELIGMAN OHIO MUNICIPAL CLASS
       SELIGMAN OREGON MUNICIPAL CLASS
       SELIGMAN PENNSYLVANIA MUNICIPAL FUND SERIES
       SELIGMAN SOUTH CAROLINA MUNICIPAL CLASS
  4    SELIGMAN ASSET ALLOCATION AGGRESSIVE GROWTH FUND   RIVERSOURCE PORTFOLIO BUILDER TOTAL EQUITY FUND
       SELIGMAN ASSET ALLOCATION GROWTH FUND
       SELIGMAN ASSET ALLOCATION MODERATE GROWTH FUND     RIVERSOURCE PORTFOLIO BUILDER AGGRESSIVE FUND
       SELIGMAN ASSET ALLOCATION BALANCED FUND            RIVERSOURCE PORTFOLIO BUILDER MODERATE AGGRESSIVE FUND
  5    SELIGMAN CORE FIXED INCOME FUND, INC.              RIVERSOURCE DIVERSIFIED BOND FUND
       SELIGMAN EMERGING MARKETS FUND                     THREADNEEDLE EMERGING MARKETS FUND
                                                          (AND MANAGER OF MANAGERS PROPOSAL)
       SELIGMAN GLOBAL GROWTH FUND                        THREADNEEDLE GLOBAL EQUITY FUND
                                                          (AND MANAGER OF MANAGERS PROPOSAL)
       SELIGMAN HIGH-YIELD FUND                           RIVERSOURCE HIGH YIELD BOND FUND
       SELIGMAN INCOME AND GROWTH FUND, INC.              RIVERSOURCE BALANCED FUND
       SELIGMAN INTERNATIONAL GROWTH FUND                 RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND
                                                          (AND MANAGER OF MANAGERS PROPOSAL)
       SELIGMAN U.S. GOVERNMENT SECURITIES FUND           RIVERSOURCE SHORT DURATION U.S. GOVERNMENT FUND
  6    SELIGMAN GLOBAL SMALLER COMPANIES FUND             N/A - MANAGER OF MANAGERS PROPOSAL ONLY
       SELIGMAN INTERNATIONAL GROWTH PORTFOLIO            N/A - MANAGER OF MANAGERS PROPOSAL ONLY
  7    RIVERSOURCE REAL ESTATE FUND                       N/A - RECLASSIFICATION PROPOSAL ONLY

         RIVERSOURCE/SELIGMAN 2009 PROXIES - FREQUENTLY ASKED QUESTIONS
                               (UPDATED 4/15/09)

PROXIES

WHAT ARE THE PROPOSALS THAT WILL BE INCLUDED IN THE PROXIES?

Shareholders will be asked to consider merger and/or non-merger proposals. The proposed changes will be implemented pending shareholder approval.

     - FUND MERGERS -- shareholders of 31 funds will be asked to consider the merger of their fund into existing RiverSource(R), Seligman(R), Threadneedle(R) and RiverSource Partners funds.

     -    NON-MERGER PROPOSALS

          1. Shareholders of five Seligman funds will be asked to consider approval of a manager of managers exemptive order, which will enable RiverSource Investments to more efficiently manage the funds. If the proposals are approved, the fund's board can approve changes to subadvisers and subadvisory relationships without incurring the delay and expense of going to shareholders, similar to other RiverSource Partners funds. The funds are:

               -    Seligman Global Smaller Companies Fund

               -    Seligman International Growth Portfolio (VIT Fund)

               -    Seligman Emerging Markets Fund

               -    Seligman Global Growth Fund

               -    Seligman International Growth Fund

          2. Shareholders of RiverSource Real Estate Fund will be asked to consider a proposal to reclassify the fund as a non-diversified fund under the Investment Company Act of 1940, which will permit the fund to have a more concentrated portfolio of investments.

WHAT WILL THE SHAREHOLDER PROXY CONTAIN?

The shareholder proxy will contain a detailed explanation of the proposed changes, voter instructions and a ballot including the relevant proposals. It is important to remember that an individual shareholder will only be asked to approve the proposals in which they hold a position.

WHICH SHAREHOLDERS WILL RECEIVE PROXY BALLOTS?

Shareholders who have holdings in the funds listed in the tables below as of the proxy record date will receive a proxy ballot. The record date is April 3, 2009.

WHY WILL THE PROXY MAILING BE SPLIT INTO MULTIPLE BOOKS?

Because of the number of funds involved in the proposals within this proxy, it will be split into seven books (see "Fund merger" section below). This approach helps us provide:

1. AN IMPROVED SHAREHOLDER EXPERIENCE - Most shareholders don't hold positions in all of the affected funds, so shareholders will receive books that are segmented to cover the positions they generally hold and not all of the funds affected.

2. A COST-EFFECTIVE MAILING - Because we are working to manage expenses prudently, reducing the materials into more manageable sizes helps optimize mailing costs. If we were to send proxy materials for all funds in a single mailing, it could be as large as 1,000 pages. Splitting the proxy into books of approximately 200 pages or less allows us to reduce the size of the packet shareholders receive, allowing us to maximize the cost efficiency of printing and mailing.

Note that books 1-4 involve only proposed fund mergers, books 6 and 7 include only non-merger proposals and book 5 contains both proposed fund merger and non-merger proposals.

WHAT IS THE TIMING OF THE PROXY MAILINGS?

The record date is April 3, 2009. Proxy materials will begin to be mailed to shareholders on or about April 17, 2009.

HOW CAN SHAREHOLDERS VOTE?

Upon receiving a proxy statement and voting instructions, shareholders may vote in one of four ways:

     - By mail with the enclosed voting instruction card they received with the proxy materials

     -    By telephone, 1 (866)-241-6192

     -    By online submission over the internet

     -    In person at the shareholder meeting

WHAT IS THE TOLL-FREE NUMBER FOR SHAREHOLDERS TO CALL TO VOTE ON THE PROXY?

As noted above, clients and shareholders interested in voting by phone should call this toll-free number: 1 (866) 241-6192. This is a touch-tone system for voting only and is not answered by a live operator.

WHERE SHOULD I DIRECT SHAREHOLDERS WHO HAVE QUESTIONS ABOUT THE PROXY VOTING PROCESS?

For questions about the proxy voting process, shareholders should call 1 (866) 438-8932.

SHOULD I ENCOURAGE CLIENTS WHO HEAR ABOUT THE UPCOMING PROXY, TO VOTE IN FAVOR OF THE RECOMMENDATIONS, EITHER BY SPEAKING TO THEM, OR BY MAIL OR EMAIL?

While you may explain the proposals within the proxy to your clients and should encourage them to vote their shares, you may NOT advise clients or prospects on how to vote. Also, for regulatory reasons, you may not develop or send separate materials relating to the proxy solicitation.

WILL CLIENT PHONE SOLICITATIONS BE A PART OF THE PROXY EFFORTS?

Yes, for clients who do not respond to the proxies and vote their shares in a timely manner, phone solicitations by our vendor may take place.

For each of the proxy proposals to pass, a quorum must be reached, meaning an appropriate number of shareholders who receive the proxy solicitation must vote, whether or not those votes are in favor of the proposals. To help reach these quorums, our vendor may call clients who haven't voted to solicit their votes. This is common practice in the industry, and consistent with what we have done with other proxy proposals in the past. Clients who vote their shares early will not be called by our vendor, so it may be helpful for you to encourage your clients to vote as soon as possible after receiving their ballots.

HOW WILL MAILING TO HOUSEHOLDS BE HANDLED AS PART OF THIS PROXY?

     - For RiverSource shareholders, proxy cards will be consolidated in a single book for a household if the Last Name and Address for the cards are the same AND they have a positive consent on file. The package will be mailed to "Smith" household. However, if a household has more than one account with different last names but the same address, and has consented to householding, the cards will not be combined for one book and separate mailings will be completed.

     - For Seligman shareholders, householding is based on a head of household indicator, so if the household has two different last names, and has consented to householding, the cards will be combined for one book. The mailing will be addressed to the individual listed as head of household in the Seligman file.

WHAT IF A SHAREHOLDER HOLDS POSITIONS IN ACCOUNTS ACROSS MULTIPLE PLATFORMS?

If a shareholder has positions held within both an Ameriprise Brokerage and a direct at fund account within the same book, the shareholder will receive separate mailings for each account. The information will not be rolled up onto one card or into a single mailing for the book.

WHAT HAPPENS IF SOME OF THE PROPOSALS ARE NOT APPROVED BY SHAREHOLDERS?

Each proposal stands alone and will be implemented if approved by the required proportion of shareholders.

HOW WILL WE BE KEPT INFORMED OF UPDATES AND IMPORTANT MILESTONES IN THE PROXY PROJECT?

You'll receive updates on the AdvisorCompass(R) site as needed.

WILL ADDITIONAL TALKING POINTS, KEY MESSAGES AND AN UPDATED FAQ DOCUMENT BE PROVIDED FOR USE WITH CLIENTS?

If needed, new and updated information, additional talking points, key messages and changes to the FAQ document may be provided for you to use in conversations with your clients and prospects. Any updates will be communicated to you via the AdvisorCompass(R) site.

FUND MERGERS

WHICH FUNDS ARE BEING MERGED?

The proposals recommend the merger of 31 current RiverSource and Seligman funds (listed as Merger Target Fund in the table below) into existing RiverSource, Seligman, Threadneedle and RiverSource Partners funds (listed as Merger Acquiring Fund in the table below). This table also lists the non-merger related proposals by the funds that are affected.

             MERGER TARGET FUND                              MERGER ACQUIRING FUND OR OTHER PROPOSAL
--------------------------------------------------   ------------------------------------------------------
BOOK 1
RiverSource Global Technology Fund                   Seligman Global Technology Fund
RiverSource Growth Fund                              Seligman Growth Fund
RiverSource Large Cap Value Fund                     RiverSource Equity Value Fund
RiverSource Small Cap Advantage Fund                 Seligman Smaller-Cap Value Fund
BOOK 2
RiverSource Large Cap Equity Fund                    RiverSource Disciplined Equity Fund
Seligman Common Stock Fund

BOOK 3
Seligman Colorado Municipal Class
Seligman Florida Municipal Series
Seligman Georgia Municipal Class
Seligman Louisiana Municipal Class
Seligman Maryland Municipal Class
Seligman Massachusetts Municipal Class
Seligman Michigan Municipal Class                    Seligman National Municipal Class
Seligman Missouri Municipal Class
Seligman North Carolina Municipal Series
Seligman New Jersey Municipal Fund
Seligman Ohio Municipal Class
Seligman Oregon Municipal Class
Seligman Pennsylvania Municipal Series
Seligman South Carolina Municipal Class
BOOK 4
Seligman Asset Allocation Aggressive Growth Fund
Seligman Asset Allocation Growth Fund                RiverSource Portfolio Builder Total Equity Fund
Seligman Asset Allocation Moderate Growth Fund       RiverSource Portfolio Builder Aggressive Fund
Seligman Asset Allocation Balanced Fund              RiverSource Portfolio Builder Moderate Aggressive Fund
BOOK 5
Seligman Core Fixed Income Fund                      RiverSource Diversified Bond Fund
                                                     Threadneedle Emerging Markets Fund
Seligman Emerging Markets Fund                       Approve manager of managers exemptive order proposal
                                                     Threadneedle Global Equity Fund
Seligman Global Growth Fund                          Approve manager of managers exemptive order proposal
Seligman High-Yield Fund                             RiverSource High Yield Bond Fund
Seligman Income and Growth Fund                      RiverSource Balanced Fund
                                                     RiverSource Partners International Select Growth Fund
Seligman International Growth Fund                   Approve manager of managers exemptive order proposal
Seligman U.S. Government Securities Fund             RiverSource Short Duration U.S. Government Fund
BOOK 6 (NON-MERGER)
Seligman Global Smaller Companies Fund               Approve manager of managers exemptive order proposal
Seligman International Growth Portfolio (VIT fund)
BOOK 7 (NON-MERGER)
RiverSource Real Estate Fund                         Approval to manage as a non-diversified fund

WHAT WAS THE RATIONALE BEHIND THESE MERGERS?

When we announced the acquisition of J. & W. Seligman & Co. in July 2008, one of the benefits we highlighted was bringing additional talent into our mutual fund lineup while taking advantage of synergies within the combined organizations. The rationale behind both the acquisition and the proposed changes is to:

     -    Provide opportunities for improved returns for shareholders.

     - Strengthen and streamline the fund family by merging under-performing, obsolete or redundant funds into potentially stronger, better-performing funds.

     -    Realize greater cost efficiency and economies of scale.

WHAT POTENTIAL BENEFITS CAN SHAREHOLDER RECEIVE FROM THE PROPOSED MERGERS?

These proposals, if approved, would provide several potential benefits for shareholders including:

     - Enhanced value to shareholders through increased economies of scale. Combining funds means greater potential to reach fee breakpoints, which could potentially result in lower fees to shareholders invested in those funds.

     -   A stronger and more streamlined mutual fund line-up.

     -   Greater efficiency of our investment management resources.

WHY WERE THESE SPECIFIC FUNDS CHOSEN TO BE MERGED AND AREN'T THERE OTHER UNDERPERFORMING FUNDS THAT ARE NOT PROPOSED TO BE MERGED?

A key component of the long-term strategy for RiverSource Investments is an ongoing analysis of our mutual fund offerings, which helps us deliver innovative product solutions and competitive performance to our mutual fund shareholders. When we announced the acquisition of J. & W. Seligman & Co. in July 2008, one of the benefits we highlighted was bringing additional talent into our mutual fund lineup while taking advantage of synergies within the combined organizations.

In seeking to ensure that each fund remains competitive and beneficial for shareholders to own, we will recommend changes when we believe it is appropriate. Mergers provide one potential action to achieve that goal. Often, the proposals or changes are more modest. For example, a portfolio manager change may be appropriate or we may propose to lower expenses as we have done to numerous funds in the past few years.

WILL FEES AND EXPENSE RATIOS BE AFFECTED BY THE PROPOSED MERGERS?

Yes, fees and expenses may be affected depending on the specific fund recommended to be merged.

If the proposed mergers are approved, the expectation is that fees and expense structure changes will generally take place as outlined below:

     - Seligman funds that would merge into existing Seligman, RiverSource, RiverSource Partners and Threadneedle funds (26 funds) are expected to see reduced expense ratios due to scale and/or the lower expense structure of, or expense caps on, existing RiverSource funds.

     - RiverSource funds that would merge into existing RiverSource funds (two funds) are expected to see similar or reduced expense ratios due to scale.

     - RiverSource funds that would merge into existing Seligman funds (three funds) are expected to see minimal increases in expense ratios due to the slightly higher expense structure of existing Seligman funds with one exception (the exception is RiverSource Small Cap Advantage Fund which is proposed to merge into Seligman Smaller-Cap Value Fund and is expected to see no change as it will be capped at the current expense ratio).

     - While there are two funds with the potential for modest increases in the short term, the vast majority of the funds proposed to be merged are expected to see decreased expense ratios.

ARE THERE OTHER EXPENSE OR POLICY CHANGES EXPECTED OUTSIDE THE SCOPE OF THESE PROXIES?

Yes. Other projects within the overall Seligman integration efforts may create additional changes to policies, reporting, fees and expenses. These will be communicated to the appropriate affected audiences as final decisions are made or changes are implemented. For Ameriprise advisors, these details will be delivered through additional communications posted on the AdvisorCompass site.

WHAT IS THE LONG-TERM OUTCOME WE HOPE TO ACCOMPLISH IN REGARDS TO FEES AND EXPENSES?

After we have successfully completed fund mergers and the remaining Seligman integration efforts, the Funds will all have a unified fee and expense structure that we believe maximizes shareholder value and delivers a consistent advisor and client experience.

WHAT SHOULD I TELL CLIENTS WHO HOLD POSITIONS IN THESE FUNDS?

You may explain the proposed changes to your clients and should encourage them to vote their shares, but you may NOT advise them to vote in favor of these proposals. We will continue to provide updated information and talking points to use with your clients, as needed, via the AdvisorCompass(R) site.

WHAT IS THE TIMING OF THE PROPOSED MERGERS?

Implementation for each proposed item will only occur if shareholders vote in favor of the recommended change at the special shareholder meeting -- currently scheduled for June 2, 2009. If approved, the mergers are scheduled to be finalized in a series of merger events to take place during the third quarter of 2009.

IN THE JAN, 15, 2009 COMMUNICATION 33 FUNDS WERE LISTED. WHAT HAS CHANGED?

Since the Jan. 15 communication, Seligman Cash Management Fund and RiverSource Tax-Exempt Money Market Fund have determined not to proceed with the proposed mergers.

NON MERGER PROPOSALS

FOR WHICH FUNDS ARE WE PROPOSING TO OPERATE UNDER A MANAGER OF MANAGERS EXEMPTIVE ORDER?

The proxy seeks approval from shareholders for the following five Seligman funds to operate under a manager of managers exemptive order:

     -    Seligman Global Smaller Companies Fund

     -    Seligman International Growth Portfolio (VIT Fund)

     -    Seligman Emerging Markets Fund

     -    Seligman Global Growth Fund

     -    Seligman International Growth Fund

WHAT DOES THIS PROPOSED CHANGE ALLOW US TO DO?

The manager of managers exemptive order allows us to add, replace or change unaffiliated subadvisors with approval from the Fund Board (without going to shareholders). Without this order, these types of changes would require shareholder approval prior to implementation.

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WHAT POTENTIAL BENEFITS CAN SHAREHOLDERS RECEIVE FROM THIS CHANGE?

The proposed change will:

     - Significantly improve the timeliness and cost effectiveness of adding, replacing or changing unaffiliated subadvisors.

     - Provide greater alignment within our fund families. The RiverSource Partners funds that have subadvisers currently operate under manager of managers exemptive orders. This proposed change would allow these five funds to be managed in the same way.

     Note that three of the aforementioned funds are proposed to merge - the manager or managers exemptive order proposal is in case shareholders do not approve the proposed merger for these three funds.

WHAT IS THE PROPOSED CHANGE TO THE RIVERSOURCE REAL ESTATE FUND?

The final non-merger proposal is to reinstate the non-diversified status of the RiverSource Real Estate Fund. Under the Investment Company Act of 1940, mutual funds may be classified as diversified or non-diversified. Diversified mutual funds are required to have a fundamental policy that sets limitations on concentration in individual issuers (with respect to 75% of a fund's assets, no more than 5% may be in any one issuer). Non-diversified mutual funds do not have these limitations.

WHAT IS THE RATIONALE BEHIND THE PROPOSED CHANGE?

RiverSource Real Estate Fund was originally set up as a non-diversified fund but automatically became a diversified fund because it had been run in a diversified fashion for a period of at least three years (a requirement under the 1940 Act). Shareholder approval is required to restore the fund as a non-diversified fund.

WHAT ARE THE POTENTIAL BENEFITS AND RISKS TO THE FUND AS A RESULT OF THIS
CHANGE?

Real estate funds are often non-diversified. Restoring non-diversified status for the fund will allow it to compete more effectively with other funds by giving the portfolio manager the ability to hold larger positions in fewer names. Because each investment has a greater impact on the fund's performance, the fund may be more exposed to the risks of loss and volatility than a fund that invests more broadly.

WHY DOES THIS REQUIRE A SHAREHOLDER VOTE?

If a non-diversified fund is managed in a diversified fashion for a period of three years, it automatically becomes diversified and requires a shareholder vote to be re-classified as non-diversified.

IS THERE ANY EFFECT ON CLIENTS OR ADVISORS AS A RESULT OF THE PROPOSED CHANGE?

There is no direct effect on clients and advisors and no additional action on the part of shareholders is required if the change is made.

CONTACT

If you have questions about any of the proposed changes within this proxy effort, please contact Sales Consulting at 1 (888) 671-3237, your advisor number, Option 4.